UBS U.S. Allocation Fund
Semiannual Report
February 28, 2009

UBS U.S. Allocation Fund

April 15, 2009

Dear shareholder,
 We present you with the semiannual report for UBS U.S. Allocation Fund (the “Fund”) for the six months ended February 28, 2009.

Performance
Over the six months ended February 28, 2009, the Fund’s Class A shares declined 40.60% before deducting the maximum sales charge (after deducting the maximum sales charge, the decline was 43.87%). During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, declined 41.82%. Since the Fund invests in both stocks and bonds, we feel it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index,** which declined 30.27%. (Returns for all share classes over various time periods and descriptions of the indices are shown in “Performance at a glance” on pages 9 and 10; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

UBS U.S. Allocation Fund

Investment goal:
Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:
Portfolio Management Team, including
Edwin M. Denson, PhD.*
UBS Global Asset Management (Americas) Inc.

Commencement: Class A—May 10, 1993 Class B—January 30, 1996 Class C—July 22, 1992 Class Y—May 10, 1993

Dividend payments: Annually, if any

An interview with Lead Portfolio Manager Edwin M. Denson
Q.	Can you describe the economic environment during the Fund’s reporting period?
A.	When the reporting period began, there continued to be hope that if the US fell into a recession, it would be modest and brief. By the end

*	Effective April 30, 2009, Curt Custard, a Managing Director and head of Global Investment Solutions at UBS Global Asset Management, will become primarily responsible for the day-to-day portfolio management of the Fund.
**	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from September 28, 1998 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index); and 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), and 5% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS U.S. Allocation Fund

of the period, the question was no longer if a recession would occur, it was how long it would last and how severe it was going to be. Looking back, economic growth weakened significantly in the third quarter of 2008. A sharp decline in personal spending, the intensification of the credit crunch and ongoing housing market weakness resulted in gross domestic product (GDP) declining 0.5% in the third quarter. The weakness continued into the fourth quarter, when GDP declined 6.3%.

Near the end of 2008, the National Bureau of Economic Research (NBER) formally declared that the US economy was in a recession, placing its start back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a prolonged recession. Following Lehman Brothers’ bankruptcy, the Fed added billions of dollars into the financial system. It also announced an $85 billion rescue plan for insurance giant AIG. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Assets Relief Program (TARP). The new administration in Washington has made the revival of the US economy a priority, with newly elected President Obama signing a $787 billion stimulus package into law in February 2009.

In further support of the economy, the Fed reduced the fed funds rate on several occasions during the reporting period. (The Federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) When the period began, the fed funds rate was 2.00%. The Fed left rates on hold through September 2008, citing inflationary pressures triggered by soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered the rate on October 8, 2008 in a coordinated interest rate cut with other central banks from around the world. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29, 2008. Together, these moves brought the federal funds rate to 1.00%. Then, at its December 16, 2008 meeting, the Fed aggressively cut the rate to a range of 0.00% to 0.25%—a record low.

UBS U.S. Allocation Fund

This rate was subsequently maintained at the Fed meetings that took place in January and March 2009.

Q.	How did the equity and fixed income markets perform during the reporting period?
A.	There was no shortage of factors causing stock prices to fall sharply during the reporting period. Increasing concerns regarding the economy, falling corporate profits, turmoil in the financial markets and a severe credit crunch caused stock prices to plunge.

During much of the period, investor risk aversion was elevated, prompting flights to quality into US Treasury securities. During these periods, investors indiscriminately sold assets that were perceived to be risky, regardless of their underlying fundamentals. All told, the S&P 500 Index fell 41.82% during the six months ended February 28, 2009.

Turning to the US bond market, Treasury yields fluctuated in response to mixed signals regarding the economy, rising inflation and expectations regarding future Fed monetary policy. Treasury yields ultimately moved lower, given the Fed’s numerous interest rate cuts and increased investor risk aversion. During the six-month reporting period, the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 1.88%.(1)

Q.	How was the Fund allocated at the end of the reporting period?
A.	We maintained an overweight to equities during the reporting period, as we felt the market’s selloff caused the asset class to be undervalued, and therefore attractive. Given several flights to quality, high yield bond spreads widened over the period, bringing them to levels that we deemed to be more attractive. (Spread is the difference between the yield paid on US Treasury bonds and higher-risk securities.) Given this backdrop, we remained overweight to high yield bonds as well.

While US investment grade bond prices fluctuated during the reporting period, we maintained our underweight to this area, finding other areas of the market to be more attractively valued based on our forward-looking risk and return expectations.

(1)	The Barclays US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered adjustable-rate mortgage securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), and commercial mortgage-backed security sectors. US Agency Hybrid Adjustable-Rate Mortgage (ARM) securities were added to the US Aggregate Index on April 1, 2007.

UBS U.S. Allocation Fund

Overall, the Fund’s asset allocation strategies detracted from results during the reporting period, due to the weak performance of US equities and, to a lesser extent, high yield bonds. Nonetheless, we continue to have conviction in our views, and we believe the Fund is well positioned to benefit when market fundamentals return to normal.

At period end, the Fund was overweight to equities and high yield debt, and underweight to US bonds in relation to the target allocation of the UBS U.S. Allocation Fund Index.

Q.	Which equity strategies performed well during the reporting period, and which areas produced disappointing results?
A.	During the reporting period, stock selection detracted from results. Sector positioning was also a negative contributor to performance, albeit to a lesser extent.

•	In terms of stock selection, the Fund’s holdings in the consumer discretionary, financials and industrials sectors detracted from performance. Within the financial sector, investors remained fearful of problems in the credit markets and the weak housing markets in the US and Europe. While these fears are understandable, we believe sentiment has pushed stock prices for some financial firms meaningfully below justifiable levels. In addition, the Fund did not hold Exxon Mobil, which, unlike most energy stocks, posted positive absolute returns in the fourth quarter of 2008 as many investors viewed it to be a safe haven due to the large amount of cash on its balance sheet.

In contrast, stock selection in health care, information technology and utilities enhanced the Fund’s results. In particular, pharmaceutical company Wyeth, software manufacturer Intuit and gas utility Sempra Energy helped performance. The Fund also benefited from not holding Bank of America, which was a poor performer during a volatile time for financial stocks.

•	At the sector level, the Fund’s underweight to materials and overweights to utilities and health care had a positive impact on performance. However, these results were not enough to offset the negative impact from an underweight in consumer staples, and overweights to financials and industrials.

Within the financial sector, some of our positions—including underweighting REITs, regional banks and mortgage brokers, while overweighting the larger, more diversified banking platforms—were

UBS U.S. Allocation Fund

beneficial to performance. However, the financial sector was among the worst-performing in the US equity market during the reporting period, so our overweight to the sector ultimately had a negative impact on performance results.

Q.	How did you manage yield curve positioning and duration within the fixed income portion of the Fund?
A.	Yield curve positioning positively contributed to performance. We maintained a steepening bias in the portfolio, which generated positive relative results when the yield curve steepened as the difference between short- and long-term interest rates increased.

We maintained a neutral duration versus the UBS U.S. Allocation Fund Index during the reporting period, which did not meaningfully impact performance. (Duration measures a portfolio’s sensitivity to interest rate changes.)

Q.	How did you manage sector exposure within the fixed income portion of the Fund?
A.	The Fund’s allocation to the investment grade corporate bond sector was a modest positive contributor over the period. In particular, as the sector’s spreads reached historically wide levels, our underweight heading into the fourth quarter was beneficial. However, given the elevated spread levels of the sector, we felt the potential for a marked increase in defaults had been more than amply priced in. This made investment grade corporate bonds attractively valued, in our opinion, and we tactically added to our position.

The Fund’s exposure to inflation-linked bonds detracted from results relative to the UBS U.S. Allocation Fund Index. As inflationary pressures receded due to fears of a deep and prolonged recession, Treasury Inflation-Protected Securities (TIPS) prices moved lower, and our holdings performed poorly. However, we maintained our tactical position in TIPS, and even added to our exposure during the reporting period. We believe these securities are currently pricing in several years of deflation, while we believe the government’s aggressive actions to stimulate the economy will eventually re-ignite inflationary pressures—creating an environment in which TIPS are likely to benefit performance.

Q.	How did you manage security selection within the fixed income portion of the Fund?
A.	•	Whereas asset class exposure was a modest contributor to performance within the fixed income portion of the Fund, any positive contribution

UBS U.S. Allocation Fund

was more than offset by the negative impact of security selection within the mortgage-backed sector. During the reporting period, the portfolio was overweight non-agency mortgage-backed securities (MBS) relative to the UBS U.S. Allocation Fund Index.(2) While these securities have historically performed similarly to agency mortgage-backed securities, this relationship changed in the wake of the housing downturn. Given the severe weakness in the US housing market and subsequent deterioration in the underlying mortgage loans, coupled with illiquidity and a lack of government support, the Fund’s positions in non-agency MBS performed poorly and lagged their agency counterparts severely during the reporting period.

•	In recent months, we have made significant strides in transitioning the portfolio away from non-agency MBS. However, we have continued to add agency MBS, specifically Fannie Mae and Freddie Mac 30-year securities, given their backing by the US government. Our agency MBS enhanced results toward the end of the reporting period.

•	Security selection and an overweight position in asset-backed securities (ABS) negatively contributed to performance. In particular, our exposure to ABS backed by home equity loans was a significant drag on performance as mortgage foreclosures and defaults moved sharply higher during the reporting period. We continue to hold certain ABS securities as our analysis shows that, while headwinds remain, their current valuations are extremely attractive.

•	Our commercial mortgage-backed security (CMBS) holdings performed poorly during the reporting period. While we favored AAA-rated CMBS, they, too, were negatively impacted by increased risk aversion and fears that the weakening economy would adversely affect the commercial real estate market going forward. CMBS spreads reached historically wide levels during the fourth quarter of 2008, and they remained elevated at the end of the reporting period. We selectively added to the Portfolio’s exposure to AAA-rated CMBS, as we felt they offered high-quality cash flows and compelling long-term appreciation potential.

(2)	These securities are generally considered to be liquid and high-quality, but are not government guaranteed.

UBS U.S. Allocation Fund

Q.	What is your outlook for the economy?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief from the credit-related issues plaguing the markets, we expect volatility to remain elevated. We also expect yields to remain low in the near future, in light of the historically low fed funds rate.

Given the ongoing credit crunch, the still-slowing housing market and a weakening labor market, we believe that the US economy should continue to contract in the upcoming months. However, while growth has weakened considerably, we believe that a complete collapse in the economy and a period of prolonged deflation are unlikely given the extraordinary combination of global fiscal and monetary policy responses. In addition, we expect that the Obama administration’s fiscal stimulus package should support the economy as the year progresses.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp	Edwin M. Denson, PhD.
President	Lead Portfolio Manager
UBS U.S. Allocation Fund	UBS U.S. Allocation Fund
Head—Americas	Senior Asset Allocation Analyst
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Special considerations
Investors in the Fund should be able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Fund’s portfolio changes every day and may be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Fund invests. It is important to note that an investment in the Fund is only one component of a balanced investment plan. Shares of the Fund are not deposits or obligations of any bank, government agency, are not guaranteed by the FDIC or any other agency, and involve investment risks such as the possible loss of the principal amount invested.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2009. The views and opinions in the letter were current as of April 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should carefully read and consider a fund’s investment objectives, risks, charges, expenses and other important information before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)
Average annual total returns for periods ended 02/28/09
		6 months	1 year	5 years	10 years

	Class A(1)	(40.60)%	(41.19)%	(6.40)%	(3.07)%

Before deducting maximum sales charge	Class B(2)	(40.91)%	(41.80)%	(7.21)%	(3.52)%

	Class C(3)	(40.84)%	(41.66)%	(7.10)%	(3.79)%

	Class Y(4)	(40.49)%	(41.00)%	(6.07)%	(2.75)%

	Class A(1)	(43.87)%	(44.41)%	(7.45)%	(3.61)%

After deducting maximum sales charge	Class B(2)	(43.83)%	(44.66)%	(7.56)%	(3.52)%

	Class C(3)	(41.41)%	(42.23)%	(7.10)%	(3.79)%

S&P 500 Index(5)		(41.82)%	(43.32)%	(6.63)%	(3.43)%

UBS U.S. Allocation Fund Index(6)		(30.27)%	(30.85)%	(2.86)%	(1.50)%

Lipper Flexible Portfolio Funds median(7)		(27.94)%	(30.66)%	(2.41)%	1.98%

For most recent quarter-end performance, please refer to the “Average annual total return” table on page 10.
(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
(5)	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
(6)	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate index), and 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
(7)	Lipper peer group data calculated by Lipper Inc; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.
If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)
Average annual total returns for periods ended 03/31/09
		6 months	1 year	5 years	10 years

	Class A(1)	(29.77)%	(36.38)%	(4.91)%	(2.75)%

Before deducting maximum sales charge	Class B(2)	(30.15)%	(36.97)%	(5.74)%	(3.20)%

	Class C(3)	(30.02)%	(36.88)%	(5.62)%	(3.47)%

	Class Y(4)	(29.63)%	(36.18)%	(4.57)%	(2.42)%

	Class A(1)	(33.62)%	(39.87)%	(5.97)%	(3.30)%

After deducting maximum sales charge	Class B(2)	(33.59)%	(40.07)%	(6.10)%	(3.20)%

	Class C(3)	(30.71)%	(37.50)%	(5.62)%	(3.47)%

(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing I2b-1 service fees.

(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 to February 28, 2009.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited) (concluded)

				Expenses
				paid during	Expense
		Beginning	Ending	period(1)	ratio
		account value	account value	09/01/08 to	during the
		September 1, 2008	February 28, 2009	02/28/09	period

Class A	Actual	$1,000.00	$594.00	$4.19	1.06%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,019.54	5.31	1.06%

Class B	Actual	1,000.00	590.90	8.36	2.12%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,014.28	10.59	2.12%

Class C	Actual	1,000.00	591.60	7.14	1.81%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,015.82	9.05	1.81%

Class Y	Actual	1,000.00	595.10	2.61	0.66%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,021.52	3.31	0.66%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	02/28/09		08/31/08		02/29/08

Net assets (mm)	$287.9		$546.7		$621.9

Number of securities	490		483		562

Portfolio
composition(1)	02/28/09		08/31/08		02/29/08

Stocks	66.2%		73.6%		65.3%

Bonds	26.2		22.4		30.6

Futures, options and
swap contracts	(3.3)		(0.3)		(0.2)

Cash equivalents and
other assets less liabilities	10.9		4.3		4.3

Total	100.0%		100.0%		100.0%

Top five equity
sectors(1)	02/28/09		08/31/08		02/29/08

Information technology	13.0%	Health care	12.6%	Health care	12.1%

Health care	11.5	Financials	12.2	Financials	11.5

		Information
Consumer discretionary	9.1	technology	12.1	Industrials	10.1

		Consumer		Consumer
Energy	7.9	discretionary	10.8	discretionary	10.0

				Information
Industrials	7.6	Industrials	10.7	technology	8.5

Total	49.1%		58.4%		52.2%

Top ten equity
securities(1)	02/28/09		08/31/08		02/29/08

Intel Corp.	2.1%	Intel Corp.	2.2%	General Electric Co.	1.8%

Apple, Inc.	1.9	Wyeth	1.8	Intel Corp.	1.7

Allergan, Inc.	1.6	Wells Fargo & Co.	1.8	Wyeth	1.6

PepsiCo, Inc.	1.6	General Electric Co.	1.7	Wells Fargo & Co.	1.6

Comcast Corp., Class A	1.6	Halliburton Co.	1.5	Allergan, Inc.	1.6

		Comcast Corp.,
Wyeth	1.4	Class A	1.5	Citigroup, Inc.	1.5

Exelon Corp.	1.4	Citigroup, Inc.	1.4	Exelon Corp.	1.5

				Burlington Northern
Microsoft Corp.	1.4	Baker Hughes, Inc.	1.4	Santa Fe Corp.	1.4

Illinois Tool Works, Inc.	1.2	Microsoft Corp.	1.4	Morgan Stanley	1.3

Medco Health
Solutions, Inc.	1.1	Genzyme Corp.	1.4	Johnson & Johnson	1.2

Total	15.3%		16.1%		15.2%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (continued)

Long-term fixed income
sector allocation(1)	02/28/09	08/31/08	02/29/08

Corporate bonds	10.4%	6.7%	8.5%

Mortgage & agency debt securities	10.3	9.5	12.7

US government obligations	3.6	4.2	4.8

Commercial mortgage-backed securities	1.3	1.6	3.4

Asset-backed securities	0.6	0.3	1.1

Collateralized debt obligation	—	0.1	0.1

Total	26.2%	22.4%	30.6%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Top ten fixed
income securities(1)	02/28/09		08/31/08		02/29/08

				US Treasury Notes,
FHLMC Certificates,		FNMA Certificates		4.250%
5.500% due 05/01/37	1.0%	TBA, 5.500%	1.2%	due 09/30/12	1.3%

		US Treasury
		Inflation Index		US Treasury Notes,
US Treasury Notes,		Notes, 2.000%		4.625%
0.875% due 01/31/11	0.9	due 01/15/16	1.0	due 02/15/17	0.9

		US Treasury Notes,		US Treasury Bonds,
US Treasury Bonds,		4.625%		6.250%
4.500% due 05/15/38	0.8	due 02/15/17	0.9	due 08/15/23	0.9

				FNMA Certificates,
GNMA Certificates II,		FNMA Certificates		6.500%
6.000% due 02/20/34	0.8	TBA, 6.000%	0.6	due 01/01/36	0.8

		US Treasury Inflation		US Treasury Notes,
FNMA Certificates,		Index Notes, 2.375%		3.250%
3.500% due 04/28/11	0.7	due 04/15/11	0.6	due 12/31/09	0.6

		FHLMC Certificates,		US Treasury Inflation
FHLMC Certificates,		5.500%		Index Notes, 2.375%
5.500% due 03/01/37	0.7	due 05/01/37	0.6	due 04/15/11	0.6

		US Treasury Bonds,		FHLMC Certificates,
FHLMC Certificates ARM,		5.375%		5.500%
5.354% due 03/01/37	0.7	due 02/15/31	0.5	due 05/01/37	0.5

		US Treasury Bonds,		FNMA Certificates,
FNMA Certificates,		4.750%		5.000%
2.875% due 12/11/13	0.6	due 02/15/37	0.5	due 02/01/19	0.5

		FNMA REMIC,
US Treasury Inflation		Series 2004-W1,		FHLMC Certificates,
Index Notes, 1.375%		Class 3A, 5.855%		5.600%
due 07/15/18	0.6	due 01/25/43	0.5	due 10/17/13	0.5

US Treasury Inflation		GNMA Certificates II,		Lehman XS Trust,
Index Notes, 0.875%		6.000%		6.000%
due 04/15/10	0.6	due 02/20/34	0.4	due 12/25/35	0.5

Total	7.4%		6.8%		7.1%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)
Common stocks—66.17%

Security description	Shares	Value

Aerospace & defense—0.50%
BE Aerospace, Inc.*	18,100	$135,026

General Dynamics Corp.	8,000	350,560

Hexcel Corp.(1),*	18,500	114,885

Precision Castparts Corp.	3,700	205,091

United Technologies Corp.	15,400	628,782

		1,434,344

Air freight & logistics—1.11%
Dynamex, Inc.(1),*	9,500	109,440

FedEx Corp.	71,400	3,085,194

		3,194,634

Auto components—1.15%
BorgWarner, Inc.(1)	96,900	1,671,525

Johnson Controls, Inc.(1)	145,200	1,652,376

		3,323,901

Beverages—2.12%
Boston Beer Co., Inc., Class A*	4,700	112,659

Constellation Brands, Inc., Class A*	111,200	1,451,160

PepsiCo, Inc.	94,300	4,539,602

		6,103,421

Biotechnology—1.80%
Amgen, Inc.(1),*	51,600	2,524,788

Genzyme Corp.*	43,600	2,656,548

		5,181,336

Capital markets—2.20%
BlackRock, Inc.(1)	4,000	387,240

Charles Schwab Corp.	30,100	382,571

Lazard Ltd., Class A(1)	8,200	199,096

Morgan Stanley(1)	135,250	2,642,785

T. Rowe Price Group, Inc.(1)	11,200	254,688

The Bank of New York Mellon Corp.	110,700	2,454,219

		6,320,599

Security description	Shares	Value

Chemicals—0.97%
Air Products & Chemicals, Inc.(1)	8,100	$374,625

Airgas, Inc.(1)	4,800	147,792

Celanese Corp.(1)	76,500	653,310

Cytec Industries, Inc.(1)	10,500	161,700

Ecolab, Inc.(1)	8,700	276,486

Monsanto Co.	7,000	533,890

Praxair, Inc.	11,400	646,950

		2,794,753

Commercial banks—0.78%
Bank of Hawaii Corp.(1)	3,000	96,120

City National Corp.(1)	27,300	875,784

Cullen/Frost Bankers, Inc.(1)	4,200	180,768

SVB Financial Group(1),*	3,800	62,130

Wells Fargo & Co.	84,500	1,022,450

		2,237,252

Commercial services & supplies—0.11%
Innerworkings, Inc.(1),*	34,800	73,080

Interface, Inc., Class A(1)	40,200	89,646

Mobile Mini, Inc.(1),*	16,700	162,825

		325,551

Communications equipment—1.01%
Cisco Systems, Inc.*	67,300	980,561

F5 Networks, Inc.(1),*	10,500	210,000

Harris Corp.	6,300	234,864

NICE Systems Ltd., ADR*	6,700	141,370

QUALCOMM, Inc.	40,500	1,353,915

		2,920,710

Computers & peripherals—2.22%
Apple, Inc.*	59,800	5,340,738

Seagate Technology(1)	207,400	891,820

Stratasys, Inc.(1),*	16,100	146,510

		6,379,068

16

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)
Common stocks—(continued)

Security description	Shares	Value

Consumer finance—0.39%
Discover Financial Services(1)	195,825	$1,122,077

Containers & packaging—0.07%
AptarGroup, Inc.(1)	7,000	196,420

Distributors—0.10%
LKQ Corp.(1),*	21,700	292,950

Diversified consumer services—0.10%
Coinstar, Inc.(1),*	11,000	287,540

Diversified financial services—0.30%
CME Group, Inc.	2,600	474,240

IntercontinentalExchange, Inc.*	6,900	391,713

		865,953

Diversified telecommunication services—1.16%
AT&T, Inc.	135,500	3,220,835

Cbeyond, Inc.(1),*	9,000	129,690

		3,350,525

Electric utilities—2.29%
American Electric Power Co., Inc.	65,400	1,834,470

Exelon Corp.(1)	84,800	4,004,256

Pepco Holdings, Inc.	51,200	768,000

		6,606,726

Electrical equipment—0.13%
A.O. Smith Corp.(1)	5,400	137,862

Regal-Beloit Corp.(1)	8,000	229,440

		367,302

Electronic equipment, instruments & components—0.05%
Daktronics, Inc.(1)	20,200	138,572

Energy equipment & services—2.17%
Baker Hughes, Inc.	85,200	2,497,212

GulfMark Offshore, Inc.*	6,700	139,963

Halliburton Co.(1)	172,300	2,810,213

Security description	Shares	Value

Energy equipment & services—(concluded)
Oceaneering International, Inc.(1),*	5,900	$187,443

Oil States International, Inc.(1),*	9,400	125,208

Schlumberger Ltd.(1)	7,200	274,032

TETRA Technologies, Inc.(1),*	40,500	115,830

Weatherford International Ltd.(1),*	10,300	109,901

		6,259,802

Food & staples retailing—0.72%
Sysco Corp.	80,500	1,730,750

Wal-Mart Stores, Inc.	6,700	329,908

		2,060,658

Food products—0.28%
Campbell Soup Co.(1)	13,400	358,718

Fresh Del Monte Produce, Inc.*	13,600	255,408

Kellogg Co.(1)	4,700	182,924

		797,050

Gas utilities—0.19%
AGL Resources, Inc.(1)	9,700	269,078

EQT Corp.(1)	8,700	267,525

		536,603

Health care equipment & supplies—3.46%
Alcon, Inc.	5,100	420,036

AngioDynamics, Inc.(1),*	16,800	199,416

Baxter International, Inc.	16,400	834,924

CONMED Corp.*	9,500	129,105

Covidien Ltd.	82,000	2,596,940

Hill-Rom Holdings, Inc.(1)	13,000	127,660

Medical Action Industries, Inc.*	26,091	174,288

Medtronic, Inc.	86,500	2,559,535

17

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)
Common stocks—(continued)

Security description	Shares	Value

Health care equipment & supplies—(concluded)
Orthofix

International NV(1),*	17,600	$279,664

Stryker Corp.(1)	18,900	636,363

The Cooper Cos., Inc.(1)	13,700	301,263

Zimmer Holdings, Inc.*	46,300	1,621,426

Zoll Medical Corp.(1),*	4,900	67,375

		9,947,995

Health care providers & services—1.99%
DaVita, Inc.*	15,000	703,800

Express Scripts, Inc.*	11,800	593,540

Henry Schein, Inc.*	4,000	146,720

Laboratory Corp. of America Holdings(1),*	10,900	599,609

Medco Health Solutions, Inc.*	81,100	3,291,038

MWI Veterinary Supply, Inc.*	5,800	146,276

Patterson Cos., Inc.(1),*	6,100	110,227

PSS World Medical, Inc.(1),*	9,500	137,085

		5,728,295

Hotels, restaurants & leisure—1.85%
Carnival Corp.	107,000	2,092,920

International Game Technology	33,200	292,824

Life Time Fitness, Inc.(1),*	12,800	109,568

McDonald’s Corp.	8,900	465,025

Starbucks Corp.*	258,800	2,368,020

		5,328,357

Household durables—0.49%
Fortune Brands, Inc.(1)	59,300	1,408,375

Household products—0.26%
Colgate-Palmolive Co.	8,600	517,548

Procter & Gamble Co.	4,900	236,033

		753,581

Security description	Shares	Value

Independent power producers & energy traders—0.08%
Dynegy, Inc., Class A*	175,400	$228,020

Industrial conglomerates—1.07%
General Electric Co.	362,200	3,082,322

Insurance—1.79%
ACE Ltd.	64,500	2,354,895

AFLAC, Inc.(1)	38,700	648,612

MetLife, Inc.	39,200	723,632

Principal Financial Group, Inc.(1)	97,400	778,226

Seabright Insurance Holdings*	13,100	127,332

Tower Group, Inc.(1)	7,800	159,042

Validus Holdings Ltd.	15,200	363,888

		5,155,627

Internet & catalog retail—0.32%
Amazon.com, Inc.(1),*	14,000	907,060

Internet software & services—0.75%
Art Technology Group, Inc.*	95,500	208,190

Dice Holdings, Inc.*	1,800	4,266

Google, Inc., Class A*	4,700	1,588,553

TheStreet.com, Inc.(1)	45,900	90,423

ValueClick, Inc.(1),*	23,100	144,837

Websense, Inc.(1),*	11,700	130,572

		2,166,841

IT services—1.16%
Automatic Data Processing, Inc.(1)	10,400	355,160

MasterCard, Inc., Class A(1)	8,000	1,264,240

NeuStar, Inc., Class A(1),*	8,400	130,116

RightNow Technologies, Inc.*	15,540	123,543

Visa, Inc., Class A(1)	25,900	1,468,789

		3,341,848

18

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)
Common stocks—(continued)

Security description	Shares	Value

Life sciences tools & services—0.98%
Millipore Corp.(1),*	29,800	$1,640,788

Pharmaceutical Product Development, Inc.	35,880	860,761

Waters Corp.(1),*	9,300	327,546

		2,829,095

Machinery—2.89%
Chart Industries, Inc.(1),*	4,205	26,996

Illinois Tool Works, Inc.(1)	122,600	3,408,280

Nordson Corp.(1)	6,400	159,360

PACCAR, Inc.(1)	112,800	2,827,896

Pall Corp.	80,200	1,906,354

		8,328,886

Media—3.24%
Cinemark Holdings, Inc.(1)	42,000	322,980

Comcast Corp., Class A	341,800	4,463,908

Interpublic Group of Cos., Inc.(1),*	340,100	1,295,781

News Corp., Class A(1)	250,500	1,392,780

Omnicom Group, Inc.(1)	77,100	1,852,713

		9,328,162

Metals & mining—0.16%
Brush Engineered Materials, Inc.(1),*	14,100	174,840

Haynes International, Inc.(1),*	8,400	113,400

Steel Dynamics, Inc.	19,200	160,320

		448,560

Multi-utilities—0.93%
Sempra Energy(1)	64,600	2,685,422

Multiline retail—1.04%
J.C. Penney Co., Inc.(1)	99,500	1,525,335

Macy’s, Inc.(1)	185,600	1,460,672

		2,986,007

Security description	Shares	Value

Oil, gas & consumable fuels—6.64%
Anadarko Petroleum Corp.	80,700	$2,820,465

Chevron Corp.	49,800	3,023,358

EOG Resources, Inc.	21,400	1,070,856

Foundation Coal Holdings, Inc.(1)	9,200	147,936

Hess Corp.	52,200	2,854,818

Marathon Oil Corp.	90,700	2,110,589

Peabody Energy Corp.(1)	103,600	2,452,212

Southwestern Energy Co.*	11,400	327,978

Ultra Petroleum Corp.(1),*	82,500	2,899,050

Williams Cos., Inc.	91,100	1,029,430

XTO Energy, Inc.	12,050	381,503

		19,118,195

Personal products—0.08%
Mead Johnson Nutrition Co., Class A*	2,462	67,927

Prestige Brands Holdings, Inc.*	29,800	163,006

		230,933

Pharmaceuticals—3.28%
Abbott Laboratories	15,000	710,100

Allergan, Inc.	121,500	4,706,910

Wyeth	98,500	4,020,770

		9,437,780

Real estate investment trusts (REITs)—0.22%
Digital Realty Trust, Inc.(1)	4,500	134,505

Entertainment Properties Trust(1)	8,700	129,717

Hatteras Financial Corp.	15,100	360,135

		624,357

19

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)
Common stocks—(concluded)

Security description	Shares	Value

Real estate management & development—0.01%
Maui Land & Pineapple Co., Inc.(1),*	3,877	$30,551

Road & rail—1.72%
Burlington Northern Santa Fe Corp.(1)	40,800	2,397,816

Kansas City Southern(1),*	13,500	238,815

Knight Transportation, Inc.(1)	16,100	208,656

Old Dominion Freight Line, Inc.(1),*	10,600	230,974

Ryder System, Inc.	53,000	1,211,580

Union Pacific Corp.(1)	17,400	652,848

		4,940,689

Semiconductors & semiconductor equipment—4.87%
Analog Devices, Inc.	78,200	1,457,648

Broadcom Corp., Class A(1),*	158,800	2,612,260

Intel Corp.	463,700	5,907,538

Intersil Corp., Class A	69,300	700,623

KLA-Tencor Corp.	57,400	990,150

Marvell Technology Group Ltd.*	190,900	1,433,659

National Semiconductor Corp.	77,600	845,840

ON Semiconductor Corp.(1),*	23,600	86,376

		14,034,094

Software—3.46%
Adobe Systems, Inc.*	16,200	270,540

Factset Research Systems, Inc.(1)	2,000	77,080

Intuit, Inc.*	107,100	2,440,809

Microsoft Corp.	246,500	3,980,975

Nuance Communications, Inc.(1),*	25,900	229,474

Security description	Shares	Value

Software—(concluded)
Oracle Corp.*	25,400	$394,716

Quest Software, Inc.*	14,000	158,200

Smith Micro Software, Inc.*	22,700	96,475

VASCO Data Security International, Inc.(1),*	1,834	9,060

VMware, Inc., Class A(1),*	111,500	2,314,740

		9,972,069

Specialty retail—0.38%
Abercrombie & Fitch Co., Class A(1)	6,000	131,940

Hibbett Sports, Inc.(1),*	22,100	309,842

PetSmart, Inc.(1)	12,300	246,492

The Sherwin-Williams Co.(1)	8,600	395,170

		1,083,444

Textiles, apparel & luxury goods—0.36%
Coach, Inc.*	60,700	848,586

Movado Group, Inc.(1)	18,456	105,384

Steven Madden Ltd.(1),*	4,400	71,368

		1,025,338

Trading companies & distributors—0.08%
Interline Brands, Inc.*	29,300	232,642

Wireless telecommunication services—0.69%
American Tower Corp., Class A*	11,700	340,704

Sprint Nextel Corp.(1),*	503,394	1,656,166

		1,996,870

Total common stocks (cost—$304,046,962)		190,479,162

Preferred stock—0.01%

Diversified financial services—0.01%
Preferred Blocker, Inc.(1),(2),(3),* (cost—$18,400)	92	15,709

20

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

US government obligations—3.59%

US Treasury Bonds,
4.500%, due 05/15/38(1)	$2,075,000	$2,355,772

8.125%, due 08/15/19	335,000	465,964

US Treasury Inflation Index Notes (TIPS),
0.875%, due 04/15/10(1)	1,637,427	1,614,402

1.375%, due 07/15/18(1)	1,745,733	1,624,077

2.000%, due 01/15/16(1)	747,018	725,774

US Treasury Notes,
0.875%, due 01/31/11	2,500,000	2,494,625

1.750%, due 01/31/14(1)	410,000	405,482

2.750%, due 02/15/19(1)	680,000	663,000

Total US government obligations (cost—$10,344,221)		10,349,096

Mortgage & agency debt securities—10.25%

Banc of America Funding Corp., Series 2006-H, Class B1,
6.056%, due 09/20/46(4)	2,375,269	100,949

Countrywide Alternative Loan Trust, Series 2005-J2, Class 2A1,
7.500%, due 12/25/34	663,908	403,739

Federal Home Loan Mortgage Corporation Certificates,**
5.000%, due 09/01/38	745,445	757,758

5.000%, due 11/01/38	848,759	862,778

5.500%, due 03/01/37	1,878,064	1,925,287

5.500%, due 05/01/37	2,900,486	2,973,418

5.500%, due 07/01/38	950,338	974,234

5.500%, due 09/01/38	883,723	905,944

6.000%, due 03/01/32	4,559	4,771

6.500%, due 08/01/28	1,020,915	1,078,569

6.500%, due 04/01/29	14,070	14,856

Federal Home Loan Mortgage Corporation Certificates ARM,**
5.354%, due 03/01/37	1,845,244	1,901,998

Federal National Mortgage Association Certificates,**
2.875%, due 12/11/13(1)	1,680,000	1,697,509

3.500%, due 04/28/11	1,945,000	1,950,948

5.500%, due 07/01/33	1,515,146	1,558,301

5.500%, due 05/01/36	1,284,340	1,318,513

5.500%, due 05/01/38	888,104	910,713

6.000%, due 06/01/33	10,885	11,358

6.000%, due 12/01/36	1,364,294	1,411,679

21

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Mortgage & agency debt securities—(concluded)

Federal National Mortgage Association Certificates,** (concluded)
6.000%, due 08/01/37	$303,869	$314,168

6.000%, due 04/01/38	1,017,966	1,052,470

6.000%, due 06/01/38	1,021,701	1,056,332

6.500%, due 03/01/17	694,856	728,131

7.000%, due 08/01/32	946,683	1,011,779

7.500%, due 05/01/31	7,167	7,702

7.500%, due 02/01/33	13,065	13,977

Federal National Mortgage Association Certificates,**
4.000%, TBA	100,000	98,156

First Horizon Mortgage Pass-Through Trust, Series 2004-FL1, Class 1A1, 0.744%, due 02/25/35(4)	150,771	92,369

Government National Mortgage Association Certificates,
6.500%, due 10/15/24	1,459,264	1,524,615

6.500%, due 10/15/28	10,076	10,576

7.000%, due 04/15/26	5,964	6,451

Government National Mortgage Association Certificates II,
6.000%, due 11/20/28	4,437	4,610

6.000%, due 02/20/29	9,743	10,115

6.000%, due 02/20/34	2,223,772	2,297,860

Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A, 3.023%, due 11/25/42(4)	742,971	333,232

Series 2007-HY7, Class LB1, 5.822%, due 07/25/37(4)	1,171,990	184,814

Total mortgage & agency debt securities (cost—$32,869,119)		29,510,679

Commercial mortgage-backed securities—1.25%

Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	343,151	293,557

Series 2006-PW12, Class A4, 5.718%, due 09/11/38(4)	300,000	215,263

Greenwich Capital Commercial Funding Corp.,
Series 2006-RR1, Class A1, 5.778%, due 03/18/49(2),(4)	3,500,000	1,050,000

Series 2007-GG9, Class A4, 5.444%, due 03/10/39	375,000	234,930

GS Mortgage Securities Corp. II,
Series 2006-CC1, Class A, 5.379%, due 03/21/46(4),(5),(6)	3,405,967	749,313

Series 2006-RR2, Class A1, 5.691%, due 06/23/46(4),(5),(6)	2,534,746	506,949

Series 2007-GG10, Class A2, 5.778%, due 08/10/45	300,000	229,154

Series 2007-GG10, Class A4 5.799%, due 08/10/45(4)	470,000	271,826

22

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Commercial mortgage-backed securities—(concluded)

Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-3, Class B,
5.525%, due 07/12/46(4)	$275,000	$41,540

Total commercial mortgage-backed securities (cost—$11,017,690)		3,592,532

Asset-backed securities—0.61%

Citibank Credit Card Issuance Trust,
Series 2002-A8, Class A8,
0.638%, due 11/07/11(4)	400,000	392,835

Ford Credit Auto Owner Trust,
Series 2007-B, Class A3A,
5.150%, due 11/15/11	170,000	165,902

GSAMP Trust,
Series 2006-S5, Class A2,
5.658%, due 12/12/36(5),(7)	293,920	7,348

Home Equity Mortgage Trust,
Series 2006-5, Class A1, 5.500%, due 01/25/37(7)	504,190	108,216

Series 2006-6, Class 2A1, 0.574%, due 03/25/37(4)	179,447	14,632

MBNA Credit Card Master Note Trust,
Series 2004-A7, Class A7, 0.561%, due 12/15/11(4)	350,000	346,136

Series 2004-A10, Class A, 0.541%, due 03/15/12(4)	300,000	294,220

Merrill Lynch First Franklin Mortgage Loan,
Series 2007-A, Class A1,
1.574%, due 09/25/27(4)	78,464	74,566

Washington Mutual Master Note Trust,
Series 2007-A5A, Class A5,
1.205%, due 10/15/14(2),(4)	450,000	357,830

Total asset-backed securities (cost—$2,596,673)		1,761,685

Corporate bonds—10.44%

Aerospace & defense—0.09%
DAE Aviation Holdings
11.250%, due 08/01/15(2)	336,000	120,120

Esterline Technologies Corp.
6.625%, due 03/01/17	155,000	139,500

Hawker Beechcraft Acquisition Co.
8.875%, due 04/01/15(1),(8)	100,000	8,500

		268,120

23

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Agriculture—0.05%
American Rock Salt Co. LLC
9.500%, due 03/15/14	$150,000	$146,625

Automobile OEM—0.36%
Ford Motor Co.
7.400%, due 11/01/46	125,000	18,750

7.750%, due 06/15/43	450,000	67,500

Ford Motor Credit Co. LLC
7.375%, due 10/28/09	640,000	509,726

8.000%, due 12/15/16	70,000	32,974

9.875%, due 08/10/11	25,000	14,532

General Motors Acceptance Corp.
7.250%, due 03/02/11(1)	510,000	314,791

General Motors Corp.
7.200%, due 01/15/11(1)	485,000	77,600

		1,035,873

Automotive parts—0.06%
Allison Transmission, Inc.
11.000%, due 11/01/15(2)	120,000	58,200

ArvinMeritor, Inc.
8.750%, due 03/01/12	60,000	15,000

Lear Corp. Series B
8.500%, due 12/01/13	85,000	15,300

Tenneco, Inc.
8.625%, due 11/15/14	220,000	30,800

TRW Automotive, Inc.
7.000%, due 03/15/14(2)	170,000	47,600

		166,900

Banking-non-US—0.11%
Abbey National PLC
7.950%, due 10/26/29	265,000	228,607

Royal Bank of Scotland Group PLC
7.640%, due 03/31/49(9),(10)	100,000	13,000

9.118%, due 03/31/49(9)	200,000	73,000

		314,607

24

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Banking-US—0.29%
Bank of America Corp.
5.420%, due 03/15/17	$500,000	$356,342

Citigroup, Inc.
6.125%, due 05/15/18(1)	250,000	215,590

Washington Mutual, Inc.
5.500%, due 01/15/13(11)	585,000	59

Wells Fargo Bank N.A.
5.950%, due 08/26/36	310,000	256,877

		828,868

Beverage/bottling—0.04%
Diageo Capital PLC
7.375%, due 01/15/14	95,000	105,664

Broadcast—0.01%
CMP Susquehanna
9.875%, due 05/15/14	125,000	3,750

Nexstar Finance, Inc.
7.000%, due 01/15/14	85,000	29,856

Univision Communications, Inc.
9.750%, due 03/15/15(2),(8)	100,000	7,500

		41,106

Brokerage—0.23%
Lehman Brothers Holdings MTN
6.750%, due 12/28/17(11)	200,000	20

6.875%, due 05/02/18(11)	195,000	25,350

Merrill Lynch & Co.
5.700%, due 05/02/17	105,000	74,209

Morgan Stanley
1.950%, due 06/20/12	325,000	320,972

Morgan Stanley MTN
6.625%, due 04/01/18	250,000	230,850

		651,401

Building materials—0.18%
Ahern Rentals, Inc.
9.250%, due 08/15/13	225,000	70,313

Coleman Cable, Inc.
9.875%, due 10/01/12	180,000	117,900

25

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Building materials—(concluded)
Hanson Australia Funding
5.250%, due 03/15/13	$170,000	$78,049

Hanson PLC
6.125%, due 08/15/16	135,000	60,096

Interface, Inc.
10.375%, due 02/01/10	100,000	93,000

US Concrete, Inc.
8.375%, due 04/01/14	235,000	88,712

		508,070

Business services—0.05%
Da-Lite Screen Co., Inc.
9.500%, due 05/15/11	125,000	113,438

West Corp.
11.000%, due 10/15/16	50,000	32,000

		145,438

Cable—0.20%
CCH II LLC/CCH II Capital
10.250%, due 09/15/10(1)	240,000	193,200

CCO Holdings LLC/Capital Corp.
8.750%, due 11/15/13(1)	150,000	117,000

Charter Communications Operating LLC/Capital
8.000%, due 04/30/12(2)	120,000	106,800

CSC Holdings, Inc.
8.500%, due 04/15/14(2)	25,000	24,000

8.625%, due 02/15/19(2)	45,000	41,850

Time Warner Cable, Inc.
6.750%, due 07/01/18(1)	100,000	94,807

		577,657

Chemicals—0.10%
Airgas, Inc.
7.125%, due 10/01/18(2)	201,000	190,950

Ineos Group Holdings PLC
8.500%, due 02/15/16(2)	160,000	9,600

Momentive Performance
9.750%, due 12/01/14(1)	50,000	19,000

10.125%, due 12/01/14(8)	230,437	63,370

		282,920

26

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Commercial services & supplies—0.10%
United Rentals N.A., Inc.
7.750%, due 11/15/13(1)	$100,000	$57,000

Xerox Capital Trust I
8.000%, due 02/01/27	300,000	224,302

		281,302

Consumer products—0.09%
Fortune Brands, Inc.
5.375%, due 01/15/16	170,000	147,731

Goodyear Tire & Rubber Co.
9.000%, due 07/01/15(1)	20,000	15,100

Yankee Acquisition Corp., Series B
8.500%, due 02/15/15(1)	165,000	88,275

		251,106

Containers & packaging—0.13%
Exopack Holding Corp.
11.250%, due 02/01/14	50,000	29,125

Graham Packaging Co.
9.875%, due 10/15/14	300,000	189,000

Owens-Illinois, Inc.
7.500%, due 05/15/10(1)	150,000	152,250

		370,375

Diversified manufacturing—0.10%
Harland Clarke Holdings
5.984%, due 05/15/15(4)	500,000	173,750

SPX Corp.
7.625%, due 12/15/14(2)	120,000	111,300

		285,050

Electric-generation—0.14%
Electricite de France
6.500%, due 01/26/19(1),(2)	100,000	101,499

National Rural Utilities Cooperative
10.375%, due 11/01/18	50,000	59,201

Orion Power Holdings, Inc.
12.000%, due 05/01/10	250,000	256,563

		417,263

27

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electric-integrated—0.27%
Nisource Finance Corp.
5.450%, due 09/15/20	$30,000	$20,543

6.800%, due 01/15/19	60,000	47,051

Southern California Edison
5.500%, due 08/15/18	60,000	61,993

Texas Competitive Electric Holdings LLC,
Series A 10.250%, due 11/01/15(7)	1,060,000	535,300

Series B 10.250%, due 11/01/15(7)	200,000	101,000

		765,887

Electric utilities—0.97%
AES Corp.
8.000%, due 06/01/20(1),(2)	775,000	643,250

Dominion Resources, Inc.
5.950%, due 06/15/35	150,000	129,015

E. ON International Finance BV
5.800%, due 04/30/18(2)	175,000	167,291

Edison Mission Energy
7.000%, due 05/15/17(1)	450,000	380,250

7.625%, due 05/15/27	100,000	75,000

MidAmerican Energy Holdings
5.950%, due 05/15/37	110,000	98,512

Mirant Americas Generation LLC
9.125%, due 05/01/31	375,000	262,500

NRG Energy, Inc.
7.375%, due 02/01/16	550,000	507,375

7.375%, due 01/15/17	100,000	92,500

Oncor Electric Delivery Co.
6.800%, due 09/01/18(2)	80,000	78,670

Reliant Energy, Inc.
6.750%, due 12/15/14	400,000	352,000

		2,786,363

Electronics—0.00%
NXP BV/NXP Funding LLC
7.875%, due 10/15/14	50,000	10,000

28

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy—0.49%
Canadian Natural Resources
6.750%, due 02/01/39	$100,000	$79,725

Chesapeake Energy Corp.
6.625%, due 01/15/16	145,000	118,538

7.250%, due 12/15/18	100,000	81,250

9.500%, due 02/15/15	165,000	153,450

Denbury Resources, Inc.
9.750%, due 03/01/16	80,000	75,200

Forest Oil Corp.
8.500%, due 02/15/14(2)	80,000	72,800

Gulfmark Offshore, Inc.
7.750%, due 07/15/14	100,000	76,500

Helix Energy Solutions
9.500%, due 01/15/16(2)	150,000	84,000

Key Energy Services, Inc.
8.375%, due 12/01/14	70,000	45,500

Newfield Exploration Co.
7.125%, due 05/15/18(1)	66,000	58,080

PetroHawk Energy Corp.
7.875%, due 06/01/15(2)	80,000	68,800

10.500%, due 08/01/14(1),(2)	105,000	103,425

Plains Exploration & Production
7.625%, due 06/01/18	131,000	113,970

Southwestern Energy Co.
7.500%, due 02/01/18(2)	50,000	47,250

Transocean, Inc.
7.500%, due 04/15/31	85,000	78,716

Whiting Petroleum Corp.
7.250%, due 05/01/12	200,000	168,000

		1,425,204

Energy-integrated—0.16%
PPL Energy Supply LLC
6.000%, due 12/15/36	185,000	144,300

Series A
6.400%, due 11/01/11	250,000	249,443

Shell International Finance
6.375%, due 12/15/38	65,000	67,662

		461,405

29

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy-refining & marketing—0.07%
Petroplus Finance Ltd.
7.000%, due 05/01/17(2)	$100,000	$74,000

Valero Energy Corp.
7.500%, due 04/15/32	140,000	117,809

		191,809

Environmental services—0.09%
Allied Waste North America, Inc.
6.500%, due 11/15/10(1)	251,000	249,745

Finance-noncaptive consumer—0.02%
American General Finance
4.875%, due 07/15/12	135,000	60,935

Finance-noncaptive diversified—0.18%
GMAC LLC
5.625%, due 05/15/09	80,000	71,572

6.750%, due 12/01/14(2)	325,000	157,814

6.875%, due 09/15/11(2)	24,000	15,624

7.250%, due 03/02/11(2)	232,000	160,249

8.000%, due 11/01/31(1)	80,000	29,603

8.000%, due 11/01/31(2)	200,000	89,784

		524,646

Food—0.07%
Ameriqual Group LLC
9.500%, due 04/01/12(2)	200,000	120,000

Land O’Lakes Capital Trust I
7.450%, due 03/15/28(2)	70,000	40,600

Tyson Foods, Inc.
10.500%, due 03/01/14(2)	35,000	32,987

		193,587

Gaming—0.45%
Boyd Gaming Corp.
7.750%, due 12/15/12(1)	100,000	75,000

Caesars Entertainment
7.875%, due 03/15/10(1)	300,000	86,250

Circus & Eldorado
10.125%, due 03/01/12	100,000	62,000

FireKeepers Development Authority
13.875%, due 05/01/15(2)	356,000	224,280

30

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gaming—(concluded)
Harrah’s Operating Co., Inc.
5.500%, due 07/01/10	$500,000	$127,500

Jacobs Entertainment, Inc.
9.750%, due 06/15/14	375,000	200,625

MGM Mirage, Inc.
13.000%, due 11/15/13(1),(2)	200,000	144,000

Pokagon Gaming Authority
10.375%, due 06/15/14(2)	93,000	81,840

River Rock Entertainment
9.750%, due 11/01/11	350,000	178,500

San Pasqual Casino
8.000%, due 09/15/13(2)	150,000	111,750

		1,291,745

Gas pipelines—0.41%
Atlas Pipeline Partner/Finance
8.125%, due 12/15/15	300,000	190,500

Atlas Pipeline Partners
8.750%, due 06/15/18	50,000	31,000

Dynegy Holdings, Inc.
7.500%, due 06/01/15	305,000	189,100

7.625%, due 10/15/26	100,000	40,000

7.750%, due 06/01/19	60,000	36,300

El Paso Corp. MTN
7.800%, due 08/01/31	650,000	495,836

8.250%, due 02/15/16	150,000	139,500

Trans-Canada Pipelines
7.625%, due 01/15/39	60,000	59,922

		1,182,158

Health care—0.65%
Bausch & Lomb, Inc.
9.875%, due 11/01/15(1),(2)	25,000	22,687

Biomet, Inc.
10.375%, due 10/15/17(8)	100,000	87,250

11.625%, due 10/15/17(1)	291,000	269,175

Carriage Services, Inc.
7.875%, due 01/15/15	200,000	168,000

31

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Health care—(concluded)
CHS/Community Health Systems
8.875%, due 07/15/15(1)	$295,000	$279,144

DaVita, Inc.
7.250%, due 03/15/15	100,000	97,000

HCA, Inc.
9.125%, due 11/15/14	140,000	131,250

9.250%, due 11/15/16	215,000	196,725

9.625%, due 11/15/16(8)	490,000	409,150

UnitedHealth Group, Inc.
6.875%, due 02/15/38	95,000	87,703

Universal Hospital Services
8.500%, due 06/01/15(8)	20,000	17,400

Vanguard Health Holding II
9.000%, due 10/01/14	125,000	114,375

		1,879,859

Industrial-other—0.14%
Aramark Services, Inc.
4.670%, due 02/01/15(4)	500,000	392,500

Tube City IMS Corp.
9.750%, due 02/01/15	100,000	20,500

		413,000

Insurance-life—0.07%
American International Group MTN
5.850%, due 01/16/18	185,000	97,773

Hartford Financial Services Group MTN
6.000%, due 01/15/19	175,000	94,816

		192,589

Lodging—0.04%
Royal Caribbean Cruises
6.875%, due 12/01/13	140,000	75,600

7.500%, due 10/15/27	90,000	41,400

		117,000

Machinery-agriculture & construction—0.10%
Caterpillar Financial Services
6.125%, due 02/17/14	100,000	97,441

32

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Machinery-agriculture & construction—(concluded)
Clondalkin Acquisition
3.996%, due 12/15/13(2),(4)	$330,000	$204,600

		302,041

Media—0.16%
Affinion Group, Inc.
10.125%, due 10/15/13	100,000	77,500

Baker & Taylor, Inc.
11.500%, due 07/01/13(2)	75,000	11,437

LIN Television Corp.
6.500%, due 05/15/13(1)	200,000	104,000

6.500%, due 05/15/13	225,000	117,000

Nielsen Finance LLC
11.625%, due 02/01/14(2)	40,000	34,600

12.500%, due 08/01/16(7)	170,000	66,300

Sinclair Television Group
8.000%, due 03/15/12(1)	100,000	60,000

		470,837

Metals & mining—0.06%
Massey Energy Co.
6.875%, due 12/15/13	100,000	88,000

Peabody Energy Corp. Series B
6.875%, due 03/15/13	90,000	87,525

		175,525

Oil & gas—0.43%
Ferrellgas Partners LP
6.750%, due 05/01/14(2)	153,000	131,580

8.750%, due 06/15/12	75,000	64,125

Inergy LP/Inergy Finance
8.250%, due 03/01/16	175,000	168,000

8.750%, due 03/01/15(2)	80,000	78,400

Kinder Morgan Energy Partners
5.800%, due 03/15/35	650,000	518,734

NGPL PipeCo LLC
7.119%, due 12/15/17(2)	75,000	69,571

Nustar Logistics
7.650%, due 04/15/18	240,000	199,344

		1,229,754

33

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Paper & forest products—0.17%
Boise Cascade LLC
7.125%, due 10/15/14	$188,000	$84,600

Cellu Tissue Holdings, Inc.
9.750%, due 03/15/10	235,000	188,000

Georgia-Pacific LLC
8.875%, due 05/15/31	45,000	34,650

Millar Western Forest
7.750%, due 11/15/13	150,000	73,500

Verso Paper Holdings LLC
9.125%, due 08/01/14	200,000	75,000

Verso Paper Holdings LLC, Series B
11.375%, due 08/01/16	150,000	31,500

		487,250

Pharmaceuticals—0.30%
Allergan, Inc.
5.750%, due 04/01/16	210,000	200,990

AstraZeneca PLC
6.450%, due 09/15/37	100,000	105,613

Axcan Intermediate Holdings
9.250%, due 03/01/15	135,000	132,300

12.750%, due 03/01/16	230,000	209,875

Bristol-Myers Squibb
5.875%, due 11/15/36	90,000	88,720

Teva Pharmaceutical Finance LLC
5.550%, due 02/01/16	140,000	137,687

		875,185

Publishing—0.11%
Deluxe Corp.
5.000%, due 12/15/12	300,000	211,500

Sheridan Acquisition Corp.
10.250%, due 08/15/11	200,000	118,000

		329,500

Real estate investment trusts—0.03%
ProLogis
5.625%, due 11/15/15	135,000	77,694

34

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Retail—0.27%
Gamestop Corp. & GS, Inc.
8.000%, due 10/01/12	$225,000	$225,000

Ingles Markets, Inc.
8.875%, due 12/01/11	500,000	485,000

Neiman Marcus Group, Inc.
9.000%, due 10/15/15(8)	190,000	75,050

		785,050

Retail-discount—0.07%
Dollar General Corp.
11.875%, due 07/15/17(8)	200,000	193,000

Retail-specialty—0.04%
Sally Holdings/Sally Capital
10.500%, due 11/15/16(1)	125,000	108,438

Road & rail—0.05%
Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29	85,000	84,285

Union Pacific Corp.
7.875%, due 01/15/19(1)	55,000	60,269

		144,554

Special purpose entity—0.03%
AAC Group Holding Corp.
10.250%, due 10/01/12(2),(7)	150,000	102,000

Technology-hardware—0.04%
Cisco Systems, Inc.
5.900%, due 02/15/39	50,000	46,559

Xerox Corp.
6.350%, due 05/15/18	75,000	63,000

		109,559

Technology-software—0.28%
First Data Corp.
9.875%, due 09/24/15(2)	75,000	41,250

9.875%, due 09/24/15(1)	440,000	242,000

Sungard Data Systems, Inc.
5.128%, due 02/28/14(2)	108,000	91,260

9.125%, due 08/15/13	105,000	89,250

10.250%, due 08/15/15	495,000	339,075

		802,835

35

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Telecom-satellite—0.23%
Intelsat Jackson Holdings Ltd.
11.250%, due 06/15/16(1)	$700,000	$659,750

Telecommunications—0.98%
BellSouth Corp.
6.875%, due 10/15/31	65,000	60,368

Cincinnati Bell, Inc.
7.250%, due 07/15/13	140,000	133,700

Citizens Communications Co.
9.000%, due 08/15/31	460,000	335,800

Deutsche Telekom International Finance
6.750%, due 08/20/18(1)	125,000	127,860

DirecTV Holdings/Finance
7.625%, due 05/15/16(1)	246,000	236,160

Dish DBS Corp.
6.625%, due 10/01/14	250,000	225,000

7.125%, due 02/01/16	250,000	225,625

Dycom Industries, Inc.
8.125%, due 10/15/15	100,000	71,500

Fairpoint Communications
13.125%, due 04/01/18(2)	110,000	45,650

Frontier Communications Corp.
7.875%, due 01/15/27	300,000	219,000

L-3 Communications Corp.
5.875%, due 01/15/15	300,000	276,750

Level 3 Financing, Inc.
9.250%, due 11/01/14	145,000	92,075

Qwest Capital Funding, Inc.
7.250%, due 02/15/11(1)	50,000	47,625

7.750%, due 02/15/31	125,000	85,000

Qwest Communications International
7.250%, due 02/15/11	450,000	427,500

Series B
7.500%, due 02/15/14	150,000	127,125

Telefonica Emisiones SAU
6.221%, due 07/03/17	95,000	95,468

		2,832,206

36

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Tobacco—0.08%
Altria Group, Inc.
9.950%, due 11/10/38	$125,000	$124,846

Philip Morris International, Inc.
5.650%, due 05/16/18	100,000	97,062

		221,908

Transportation services—0.05%
ERAC USA Finance Co.
7.000%, due 10/15/37(2)	115,000	64,683

8.000%, due 01/15/11(2)	100,000	90,054

		154,737

Utilities-other—0.03%
Duke Capital LLC
5.668%, due 08/15/14	80,000	73,839

Wireless telecommunication services—0.52%
AT&T, Inc.
6.500%, due 09/01/37	50,000	46,153

MetroPCS Wireless, Inc.
9.250%, due 11/01/14(2)	30,000	28,200

Nextel Communications
7.375%, due 08/01/15	245,000	112,700

Sprint Capital Corp.
6.875%, due 11/15/28	200,000	110,500

7.625%, due 01/30/11	175,000	151,813

8.375%, due 03/15/12	575,000	465,750

8.750%, due 03/15/32	330,000	198,825

Verizon Communications, Inc.
6.100%, due 04/15/18	100,000	99,009

Vodafone Group PLC
5.625%, due 02/27/17	70,000	67,953

Wind Acquisition Finance SA
10.750%, due 12/01/15(2)	100,000	100,250

Windstream Corp.
8.625%, due 08/01/16	125,000	120,000

		1,501,153

Total corporate bonds (cost—$37,867,936)		30,061,092

37

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

	Face
Security description	amount	Value

Repurchase agreement—4.09%

Repurchase agreement dated 02/27/09 with State Street
Bank & Trust Co., 0.010% due 03/02/09, collateralized
by $5,099,126 US Cash Management Bills, zero coupon
due 05/15/09 and $6,908,697 US Treasury Bills,
zero coupon due 05/21/09 to 08/20/09;
(value—$11,997,460); proceeds: $11,762,010
(cost—$11,762,000)	$11,762,000	$11,762,000

	Shares

Investment of cash collateral from securities loaned—20.74%

Money market fund(12)—20.74%
UBS Private Money Market Fund LLC(13)
0.545%
(cost—$59,707,989)	59,707,989	59,707,989

Total investments (cost—$470,230,990)—117.15%		337,239,944

Liabilities in excess of other assets—(17.15)%		(49,363,249)

Net assets—100.00%		$287,876,695

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $470,230,990; and net unrealized depreciation consisted of:

Gross unrealized appreciation		$2,700,508

Gross unrealized depreciation		(135,691,554)

Net unrealized depreciation		$(132,991,046)

*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by these organizations.
(1)	Security, or portion thereof, was on loan at February 28, 2009.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.04% of net assets as of February 28, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Cumulative preferred stock. The next call date is 12/31/11.
(4)	Floating rate security. The interest rate shown is the current rate as of February 28, 2009.
(5)	Security is illiquid. At February 28, 2009, the value of these securities amounted to $1,263,610 or 0.44% of net assets.

38

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of February 28, 2009, are considered illiquid and restricted (see table below for more information).

			Acquisition
Illiquid and			cost as a		Value as a
restricted	Acquisition	Acquisition	percentage	Value at	percentage
security	dates	cost	of net assets	02/28/09	of net assets

GS Mortgage
Securities Corp. II,
Series 2006-CC1,
Class A, 5.379%,
03/21/46	03/22/06	$3,355,973	1.17%	$749,313	0.26%

GS Mortgage
Securities Corp. II,
Series 2006-RR2,
Class A1, 5.691%,
06/23/46	07/11/06	2,486,284	0.86	506,949	0.18

		$5,842,257	2.03%	$1,256,262	0.44%

(7)	Step bond. Coupon rate increases in increments to maturity. Rate disclosed is as of February 28, 2009. Maturity date indicated represents the instrument’s ultimate maturity date.
(8)	PIK - Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(9)	Perpetual bond security. The maturity date reflects the next call date.
(10)	Variable rate security. The interest rate shown is the current rate as of February 28, 2009, and reset at the next call date.
(11)	Bond interest in default.
(12)	The rate shown reflects the yield at February 28, 2009.
(13)	The table below details the Fund’s transaction activity in an affiliated issuer for the six months ended February 28, 2009.

		Purchases	Sales		Net income
		during the	during the		earned from
		six months	six months		affiliate for the
Security	Value at	ended	ended	Value at	six months
description	08/31/08	02/28/09	02/28/09	02/28/09	ended 02/28/09

UBS Private
Money Market
Fund LLC	$13,512,472	$178,452,071	$132,256,554	$59,707,989	$107,521

39

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage. The interest rate shown is the current rate as of February 28, 2009.
GMAC	General Motors Acceptance Corporation
GS	Goldman Sachs
GSAMP	Goldman Sachs Asset Mortgage Passthrough
MTN	Medium Term Note
OEM	Original Equipment Manufacturer
TBA	(To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options

Number of	Put options	Expiration	Premiums	Current	Unrealized
contracts	written	date	received	value	appreciation

237	Euro Dollar
June 2009 Futures,
	strike price @ 96.50	06/15/09	$92,096	$5,925	$86,171

40

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2009 (unaudited)

Futures contracts

Unrealized
Number of		Expiration		Current	appreciation
contracts	Buy contracts	dates	Cost	value	(depreciation)

220	S&P 500 Index
	Futures	March 09	$49,239,850	$40,381,000	$(8,858,850)

	Sale contracts		Proceeds

313	US Treasury
Note 5 Year
	Futures	June 09	36,578,935	36,491,398	87,537

$(8,771,313)

Issuer breakdown by country or territory of origin

Percentage of total investments

United States	95.1%

Bermuda	1.6

Canada	0.9

Switzerland	0.9

Panama	0.6

Cayman Islands	0.3

United Kingdom	0.2

Netherlands	0.2

Netherlands Antilles	0.2

Total	100.0%

See accompanying notes to financial statements

41

UBS U.S. Allocation Fund

Statement of assets and liabilities—February 28, 2009 (unaudited)

Assets:
Investments in unaffiliated securities, at value (cost—$410,523,001)(1)	$277,531,955

Investment in an affiliated security, at value (cost—$59,707,989)	59,707,989

Total investments in securities, at value (cost—$470,230,990)	337,239,944

Cash	14,691,750 (2)

Receivable for investments sold	8,433,189

Receivable for shares of beneficial interest sold	7,487

Receivable for dividends and interest	1,760,458

Swap contracts, at value(3)	455,090

Due from broker for swap contracts	360,093

Receivable for foreign tax reclaims	2,849

Other assets	41,684

Total assets	362,992,544

Liabilities:
Payable for cash collateral from securities loaned	59,707,989

Payable for variation margin	9,139,165

Payable for investments purchased	2,426,650

Swap contracts, at value(3)	2,156,837

Payable for shares of beneficial interest repurchased	895,999

Due to broker for swap contracts	235,717

Payable to affiliates	226,196

Payable for options written, at value (premiums received—$92,096)	5,925

Payable for foreign withholding taxes	361

Accrued expenses and other liabilities	321,010

Total liabilities	75,115,849

Net assets:
Beneficial interest—$0.001 par value per share (unlimited amount authorized)	618,021,467

Accumulated undistributed net investment income	4,442,513

Accumulated net realized loss from investments, futures, options written, swaps and foreign currency contracts	(192,591,364)

Net unrealized depreciation of investments, futures, options written and swaps	(141,995,921)

Net assets	$287,876,695

(1)	Includes $56,969,455 of investments in securities on loan, at value.
(2)	Includes restricted cash of $14,690,756 delivered to broker as initial margin for futures contracts.
(3)	Net upfront payments received totaled $1,382,014.

See accompanying notes to financial statements

42

UBS U.S. Allocation Fund

Statement of assets and liabilities—February 28, 2009 (unaudited)

Class A:
Net assets	$180,400,731

Shares outstanding	10,914,808

Net asset value per share	$16.53

Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$17.49

Class B:
Net assets	$3,124,140

Shares outstanding	188,923

Net asset value and offering price per share	$16.54

Class C:
Net assets	$77,644,992

Shares outstanding	4,766,309

Net asset value and offering price per share	$16.29

Class Y:
Net assets	$26,706,832

Shares outstanding	1,596,013

Net asset value and offering price per share	$16.73

See accompanying notes to financial statements

43

UBS U.S. Allocation Fund

Statement of operations

For the six
months ended
February 28, 2009
(unaudited)

Investment income:
Dividends (net of foreign witholding taxes of $1,419)	$3,067,547

Interest (net of foreign witholding taxes of $361)	3,485,744

Securities lending income (includes $107,521, earned from
an affiliated entity)	125,687

6,678,978

Expenses:
Investment advisory and administration fees	911,209

Service fees—Class A	298,152

Service and distribution fees—Class B	21,143

Service and distribution fees—Class C	507,143

Transfer agency and related service fees—Class A	223,344

Transfer agency and related service fees—Class B	10,396

Transfer agency and related service fees—Class C	90,840

Transfer agency and related service fees—Class Y	4,774

Reports and notices to shareholders	79,543

Custody and accounting fees	75,486

Professional fees	60,899

State registration fees	27,263

Trustees’ fees	8,560

Insurance expense	7,601

Other expenses	12,837

2,339,190

Less: Fee waivers by investment advisor and administrator	(967)

Net expenses	2,338,223

Net investment income	4,340,755

Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(89,640,476)

Futures	(19,818,697)

Options written	(45,114)

Swaps	261,212

Foreign currency transactions	(19,119)

Net change in unrealized appreciation/depreciation of:
Investments	(101,296,589)

Futures	(7,421,451)

Options written	29,342

Swaps	15,136

Net realized and unrealized loss from investment activities	(217,935,756)

Net decrease in net assets resulting from operations	$(213,595,001)

See accompanying notes to financial statements

44

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six
	months ended	For the
	February 28, 2009	year ended
	(unaudited)	August 31, 2008

From operations:
Net investment income	$4,340,755	$13,456,812

Net realized gain (loss) from investments, futures, options written and swaps	(109,243,075)	21,292,735

Foreign currency transactions	(19,119)	—

Net change in unrealized appreciation/depreciation of investments, futures, options written and swaps	(108,673,562)	(97,065,822)

Net decrease in net assets resulting from operations	(213,595,001)	(62,316,275)

Dividends to shareholders from:
Net investment income—Class A	(7,667,059)	(11,059,350)

Net investment income—Class B	(60,274)	(184,439)

Net investment income—Class C	(2,140,813)	(3,477,930)

Net investment income—Class Y	(1,211,625)	(1,651,935)

	(11,079,771)	(16,373,654)

From beneficial interest transactions:
Net proceeds from shares sold	13,582,458	11,595,739

Cost of shares repurchased	(58,034,089)	(146,471,551)

Proceeds from dividends reinvested	10,271,634	15,197,716

Net decrease in net assets from beneficial interest transactions	(34,179,997)	(119,678,096)

Redemption fees	17,538	12,286

Contributions to capital from investment manager and custodian	—	29,289

Net decrease in net assets	(258,837,231)	(198,326,450)

Net assets:
Beginning of period	546,713,926	745,040,376

End of period	$287,876,695	$546,713,926

Accumulated undistributed net investment income	$4,442,513	$11,181,529

See accompanying notes to financial statements

45

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A

	For the six
	months ended
	February 28, 2009
	(unaudited)

Net asset value, beginning of period	$28.83

Net investment income(1)	0.26

Net realized and unrealized gains (losses) from investment activities	(11.88)

Net increase (decrease) from operations	(11.62)

Dividends from net investment income	(0.68)

Net asset value, end of period	$16.53

Total investment return(2)	(40.60)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$180,401

Expenses to average net assets, net of fee waivers by advisor	1.06	%(3),(4)

Expenses to average net assets, before fee waivers by advisor	1.06	%(3),(4)

Net investment income to average net assets	2.48	%(3)

Portfolio turnover	58%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.
(4)	The ratios net and before fee waivers are the same since the fee waiver represents less than 0.01%.

See accompanying notes to financial statements

46

Class A

For the years ended August 31,

2008	2007	2006	2005	2004

$32.53	$29.94	$28.60	$25.81	$23.00

0.70	0.68	0.56	0.51	0.30

(3.57)	2.60	1.38	2.79	2.72

(2.87)	3.28	1.94	3.30	3.02

(0.83)	(0.69)	(0.60)	(0.51)	(0.21)

$28.83	$32.53	$29.94	$28.60	$25.81

(9.02)%	11.04%	6.84%	12.85%	13.19%

$344,910	$452,439	$472,213	$525,711	$552,195

0.93%	0.90%	0.91%	0.90%	0.93%

0.95%	0.92%	0.94%	0.93%	0.95%

2.28%	2.12%	1.91%	1.87%	1.18%

98%	85%	82%	67%	128%

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class B

	For the six
	months ended
	February 28, 2009
	(unaudited)

Net asset value, beginning of period	$28.41

Net investment income(1)	0.14

Net realized and unrealized gains (losses) from investment activities	(11.73)

Net increase (decrease) from operations	(11.59)

Dividends from net investment income	(0.28)

Net asset value, end of period	$16.54

Total investment return(2)	(40.91)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$3,124

Expenses to average net assets, net of fee waivers by advisor	2.12	%(3),(4)

Expenses to average net assets, before fee waivers by advisor	2.12	%(3),(4)

Net investment income to average net assets	1.39	%(3)

Portfolio turnover	58%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.
(4)	The ratios net and before fee waivers are the same since the fee waiver represents less than 0.01%.

See accompanying notes to financial statements

48

Class B

For the years ended August 31,

2008	2007	2006	2005	2004

$31.87	$29.24	$27.81	$25.04	$22.29

0.41	0.39	0.30	0.28	0.09

(3.56)	2.57	1.36	2.70	2.66

(3.15)	2.96	1.66	2.98	2.75

(0.31)	(0.33)	(0.23)	(0.21)	—

$28.41	$31.87	$29.24	$27.81	$25.04

(9.96)%	10.16%	5.99%	11.95%	12.34%

$6,864	$28,167	$77,296	$148,208	$277,891

1.80%	1.72%	1.71%	1.70%	1.70%

1.82%	1.74%	1.74%	1.73%	1.72%

1.39%	1.29%	1.07%	1.08%	0.36%

98%	85%	82%	67%	128%

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C

	For the six
	months ended
	February 28, 2009
	(unaudited)

Net asset value, beginning of period	$28.19

Net investment income(1)	0.18

Net realized and unrealized gains (losses) from investment activities	(11.64)

Net increase (decrease) from operations	(11.46)

Dividends from net investment income	(0.44)

Net asset value, end of period	$16.29

Total investment return(2)	(40.84)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$77,645

Expenses to average net assets, net of fee waivers by advisor	1.81	%(3),(4)

Expenses to average net assets, before fee waivers by advisor	1.81	%(3),(4)

Net investment income to average net assets	1.73	%(3)

Portfolio turnover	58%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.
(4)	The ratios net and before fee waivers are the same since the fee waiver represents less than 0.01%.

See accompanying notes to financial statements

50

Class C

For the years ended August 31,

2008	2007	2006	2005	2004

$31.80	$29.27	$27.95	$25.21	$22.46

0.46	0.43	0.33	0.30	0.10

(3.50)	2.55	1.35	2.72	2.67

(3.04)	2.98	1.68	3.02	2.77

(0.57)	(0.45)	(0.36)	(0.28)	(0.02)

$28.19	$31.80	$29.27	$27.95	$25.21

(9.70)%	10.23%	6.02%	12.02%	12.35%

$147,945	$205,104	$226,219	$271,996	$333,765

1.68%	1.65%	1.65%	1.65%	1.67%

1.70%	1.67%	1.68%	1.68%	1.69%

1.53%	1.38%	1.16%	1.12%	0.42%

98%	85%	82%	67%	128%

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y

	For the six
	months ended
	February 28, 2009
	(unaudited)

Net asset value, beginning of period	$29.27

Net investment income(1)	0.30

Net realized and unrealized gains (losses) from investment activities	(12.06)

Net increase (decrease) from operations	(11.76)

Dividends from net investment income	(0.78)

Net asset value, end of period	$16.73

Total investment return(2)	(40.49)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$26,707

Expenses to average net assets, net of fee waivers by advisor	0.66	%(3),(4)

Expenses to average net assets, before fee waivers by advisor	0.66	%(3),(4)

Net investment income to average net assets	2.90	%(3)

Portfolio turnover	58%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.
(4)	The ratios net and before fee waivers are the same since the fee waiver represents less than 0.01%.

See accompanying notes to financial statements

52

Class Y

For the years ended August 31,

2008	2007	2006	2005	2004

$33.03	$30.39	$29.02	$26.19	$23.33

0.81	0.79	0.67	0.61	0.39

(3.62)	2.66	1.40	2.83	2.76

(2.81)	3.45	2.07	3.44	3.15

(0.95)	(0.81)	(0.70)	(0.61)	(0.29)

$29.27	$33.03	$30.39	$29.02	$26.19

(8.69)%	11.42%	7.22%	13.22%	13.58%

$46,994	$59,330	$116,888	$122,743	$123,727

0.59%	0.55%	0.55%	0.55%	0.58%

0.61%	0.57%	0.57%	0.58%	0.60%

2.62%	2.48%	2.27%	2.21%	1.53%

98%	85%	82%	67%	128%

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange priviledges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities would be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

On September 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157,

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

“Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments:

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments, at value	$190,479,162	$145,497,172	$1,263,610	$337,239,944

Other financial instruments(1)	(8,685,142)	(319,733)	—	(9,004,875)

Total	$181,794,020	$145,177,439	$1,263,610	$328,235,069

The following is a rollforward of the Fund’s investments that were using unobservable inputs (Level 3) during the six months ended February 28, 2009.

Investments,
at value

Beginning balance	$0

Net purchases/(sales)	(119,313)

Accrued discounts/(premiums)	3,574

Total realized gain/(loss)	(460,480)

Net change in unrealized appreciation/(depreciation)	(1,935,306)

Net transfers in/(out) of Level 3	3,775,135

Ending balance	$1,263,610

(1)	Other financial instruments may include futures contracts, swap contracts and written options. Amounts represent unrealized appreciation (depreciation) at period end.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “FSP”). The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, “Swap agreements”.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). The standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact that the adoption of FAS 161 may have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of oustanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At February 28, 2009, the Fund held TBA securities with a total cost of $98,813.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Option writing—The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended February 28, 2009 was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at August 31, 2008	280	$337,704

Options written	640	426,479

Options terminated in closing purchase transactions	(683)	(672,087)

Options outstanding at February 28, 2009(1)	237	$92,096

(1)	For additional information regarding the written options outstanding at February 28, 2009, please refer to the footnotes in the Portfolio of investments.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Purchased options—The Fund may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently market to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Interest rate swap agreements—The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At February 28, 2009, the Fund had outstanding interest rate swaps with the following terms:

		Rate type
				Upfront
Notional		Payments	Payments	payments		Unrealized
amount	Termination	made by	received by	received		appreciation
(000)	dates	the Fund	the Fund	(made)	Value	(depreciation)

USD 52,600*	01/13/10	1.264%(1)	0.496%(2)	$—	$(98,721)	$(98,721)

USD 52,600**	01/13/19	0.496(2)	1.264(1)	—	260,206	260,206

USD 69,300***	01/13/10	1.264(1)	0.496(2)	—	(81,753)	(81,753)

USD 69,300***	01/13/19	0.496(2)	1.264(1)	—	194,884	194,884

					$274,616	$274,616

*	Credit Suisse is the counterparty of the contract.
**	Deutsche Bank AG is the counterparty of the contract.
***	Merrill Lynch is the counterparty of the contract.
(1)	Rate based on 3 Month LIBOR (London Interbank Offered Rate).
(2)	Rate based on 1 Month LIBOR (London Interbank Offered Rate).
USD	United States Dollar

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Credit default swap agreements—The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, and credit risk.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of February 28, 2009 for which the Fund is the seller of protection are disclosed in the table on page 63. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

At February 28, 2009, the Fund had outstanding credit default swap contracts with the following terms:

Credit default swaps on credit indicies—sell protection(1)
Rate type
Upfront
Notional		Payments	Payments	payments
amount	Termination	made by	received by	received		Unrealized	Credit
(000)	date	the Fund	the Fund	(made)	Value	depreciation	spread(2)

USD 7,000*	12/20/13	0.000%(3)	5.000%(4)	$1,382,014	$(1,976,363)	$(594,349)	15.69%

*	Goldman Sachs is the counterparty of the contract.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default of the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurance of bankruptcy and/or by a restructuring event with respect to securities contained in the CDX North America High Yield Index Series 11.
(4)	Payments received are based on the notional amounts.
USD	United States Dollar

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the six months ended February 28, 2009, UBS Global AM waived $967 in investment advisory and administration fees. At February 28, 2009, the Fund owed UBS Global AM $119,443 in investment advisory and administration fees. At February 28, 2009, UBS Global AM did not owe the Fund for fee waivers under the above agreement.

For the six months ended February 28, 2009, the Fund paid $19,073 in brokerage commissions to UBS Securities LLC., an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended February 28, 2009, the Fund paid brokerage commissions to Morgan Stanley in the amount of $4,728. During the six months ended February 28, 2009, the Fund purchased and sold certain

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $8,041,991. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM—US monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At February 28, 2009, the Fund owed UBS Global AM—US $106,753 for service and distribution fees.

UBS Global AM—US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM—US has informed the Fund that for the six months ended February 28, 2009, it earned $13,166, $6,638, and $608 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

Redemption fees
There is a redemption fee of 1.00% on any class of shares if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectus. For the six months ended February 28, 2009, the Fund received $17,538 in redemption fees.

Transfer agency related services fees
UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

For the six months ended February 28, 2009, UBS Financial Services, Inc. received from PNC, not the Fund, $134,830 of the total transfer agency and related services fees paid by the Fund to PNC.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund may regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. As of November 12, 2008, State Street Bank & Trust Company is the Fund’s lending agent. Prior to November 12, 2008, UBS Securities LLC was the Fund’s lending agent. For the period September 1, 2008 through November 12, 2008, UBS Securities LLC earned $3,573 in compensation as the Fund’s lending agent. At February 28, 2009, the Fund had securities on loan having a market value of $56,969,455.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. The Fund did not borrow under the Committed Credit Facility during the six months ended February 28, 2009.

Purchases and sales of securities
For the six months ended February 28, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities and

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

US Government securities, were $119,358,446 and $156,804,477, respectively.

For the six months ended February 28, 2009, aggregate purchases and sales of US Government securities, excluding short-term securities, were $93,822,218 and $122,120,474, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

Distributions paid from:	2008

Ordinary income	$16,373,654

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending August 31, 2009.

At August 31, 2008, the Fund had a net capital loss carryforward of $76,729,046. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire August 31, 2011. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. For the year ended August 31, 2008, the Fund utilized $23,723,920 of the capital loss carryforward to offset current year realized gains.

As of and during the period ended February 28, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Each of the tax years in the four year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the six months ended
February 28, 2009:	Shares	Amount	Shares	Amount

Shares sold	455,643	$8,678,787	41,147	$762,442

Shares repurchased	(1,946,089)	(39,654,648)	(31,378)	(621,835)

Shares converted from Class B to Class A	64,909	1,471,080	(65,453)	(1,471,080)

Dividends reinvested	377,206	7,072,597	2,993	56,239

Net decrease	(1,048,331)	$(22,432,184)	(52,691)	$(1,274,234)

For the year ended
August 31, 2008:

Shares sold	235,427	$7,251,582	4,809	$145,072

Shares repurchased	(3,024,039)	(91,986,202)	(130,762)	(3,934,198)

Shares converted from Class B to Class A	515,420	16,215,706	(521,781)	(16,215,706)

Dividends reinvested	327,330	10,202,854	5,464	169,430

Net decrease	(1,945,862)	$(58,316,060)	(642,270)	$(19,835,402)

	Class C		Class Y

For the six months ended
February 28, 2009:	Shares	Amount	Shares	Amount

Shares sold	156,143	$2,983,922	61,010	$1,157,307

Shares repurchased	(747,016)	(15,021,467)	(130,677)	(2,736,139)

Dividends reinvested	108,165	2,001,045	60,219	1,141,753

Net decrease	(482,708)	$(10,036,500)	(9,448)	$(437,079)

For the year ended
August 31, 2008:

Shares sold	71,145	$2,115,806	68,086	$2,083,279

Shares repurchased	(1,379,873)	(41,111,148)	(308,043)	(9,440,003)

Dividends reinvested	107,102	3,281,599	48,902	1,543,833

Net decrease	(1,201,626)	$(35,713,743)	(191,055)	$(5,812,891)

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

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Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114